UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 18, 2021

JPMorgan Chase & Co.
(Exact name of registrant as specified in its charter)

Delaware		1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. employer identification no.)

383 Madison Avenue,
New York,	New York		10179
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 270-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	JPM	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 6.10% Non-Cumulative Preferred Stock, Series AA	JPM PR G	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 6.15% Non-Cumulative Preferred Stock, Series BB	JPM PR H	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 5.75% Non-Cumulative Preferred Stock, Series DD	JPM PR D	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 6.00% Non-Cumulative Preferred Stock, Series EE	JPM PR C	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.75% Non-Cumulative Preferred Stock, Series GG	JPM PR J	The New York Stock Exchange
Depositary Shares, each representing a one-four hundredth interest in a share of 4.55% Non-Cumulative Preferred Stock, Series JJ	JPM PR K	The New York Stock Exchange
Alerian MLP Index ETNs due May 24, 2024	AMJ	NYSE Arca, Inc.
Guarantee of Callable Step-Up Fixed Rate Notes due April 26, 2028 of JPMorgan Chase Financial Company LLC	JPM/28	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) Registrant held its Annual Meeting of Shareholders on Tuesday, May 18, 2021; 2,592,392,087 shares were represented in person or by proxy, or 85.49% of the total shares outstanding.
(b) The results of the shareholder voting on the proposals presented were as follows:

MANAGEMENT PROPOSALS
Proposal 1 - Shareholders elected the 10 director nominees named in the Proxy Statement. All director nominees received at least 91.60% of the votes cast.

Name	For	Against	Abstain	Broker Non-Votes
Linda B. Bammann	2,182,032,775	50,152,726	3,783,698	356,422,888
Stephen B. Burke	2,044,324,200	187,277,831	4,367,168	356,422,888
Todd A. Combs	2,126,399,264	87,124,483	22,445,452	356,422,888
James S. Crown	2,199,113,152	32,436,748	4,419,299	356,422,888
James Dimon	2,039,584,725	184,498,467	11,886,007	356,422,888
Timothy P. Flynn	2,192,947,472	38,182,268	4,839,459	356,422,888
Mellody Hobson	2,064,031,395	167,973,145	3,964,659	356,422,888
Michael A. Neal	2,164,936,647	66,486,124	4,546,428	356,422,888
Phebe N. Novakovic	2,208,361,738	23,394,791	4,212,670	356,422,888
Virginia M. Rometty	2,144,194,807	87,612,355	4,162,037	356,422,888
Proposal 2 - Shareholders approved the advisory resolution to approve executive compensation

For	Against	Abstain	Broker Non-Votes
2,015,111,054	207,212,021	13,646,124	356,422,888
90.12%	9.26%	0.61%
Proposal 3 - Shareholders approved the amended and restated long-term incentive plan

For	Against	Abstain	Broker Non-Votes
2,153,796,667	73,345,015	8,827,517	356,422,888
96.32%	3.28%	0.39%
Proposal 4 - Shareholders ratified the appointment of PricewaterhouseCoopers LLP as Registrant's independent registered public accounting firm for 2021

For	Against	Abstain	Broker Non-Votes
2,465,952,687	121,379,615	5,059,785	0
95.12%	4.68%	0.19%
SHAREHOLDER PROPOSALS
Proposal 5 - Shareholders did not approve the proposal to improve shareholder written consent

For	Against	Abstain	Broker Non-Votes
1,046,106,545	1,164,665,182	25,197,472	356,422,888
46.78%	52.08%	1.12%

Proposal 6 - Shareholders did not approve the proposal on racial equity audit and report

For	Against	Abstain	Broker Non-Votes
889,953,702	1,306,263,446	39,752,051	356,422,888
39.80%	58.42%	1.77%
Proposal 7 - Shareholders did not approve the proposal on independent board chairman

For	Against	Abstain	Broker Non-Votes
1,063,138,397	1,163,649,134	9,181,668	356,422,888
47.54%	52.04%	0.41%
Proposal 8 - Shareholders did not approve the proposal on political and electioneering expenditure and congruency report

For	Against	Abstain	Broker Non-Votes
660,183,317	1,543,390,892	32,394,990	356,422,888
29.52%	69.02%	1.44%
Item 9.01 Financial Statements and Exhibits

(d)    Exhibit

Exhibit No.	Description of Exhibit

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ John H. Tribolati
John H. Tribolati
Corporate Secretary

Dated:	May 21, 2021

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